Exhibit 10.16

AMENDMENT NO 1 AND WAIVER
TO
EURAMAX INTERNATIONAL, INC.’S CREDIT AGREEMENT

AMENDMENT NO. 1 AND WAIVER (this “Amendment”), dated as of April 14, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (as amended to the date hereof, the “Credit Agreement”), among Euramax International, Inc., a Delaware corporation (the “Euramax U.S.”), the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch, as agent for such Lenders and Issuers (in such capacity, the “Agent”).  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders, the Issuers and the Agent are party to the Credit Agreement;

WHEREAS, the Loan Parties have notified the Agent that Euramax U.S. has repurchased Stock of Euramax U.S. from departing management shareholders in amounts equal to $475,000 (for repurchases made on August 29, 2002) and $1,403,535 (for repurchases made on January 6, 2002) and plans to repurchase additional shares for an amount equal to $1,200,000 (collectively, the “Repurchases”), which Repurchases are not currently permitted in the aggregate by Section 7.4(a)(x)(1) of the Credit Agreement (the Events of Default resulting prior to the Amendment Effective Date from the Repurchases, together with any Event of Default that may exist prior to the Amendment Effective Date by reason of any failure to deliver notice thereof under Section 6.12(e) (Reporting Requirements) of the Credit Agreement or by past misrepresentations under the Credit Agreement or any other Loan Document that no Default or Events of Default existed and were continuing, being referred to as the “Specified Events of Default”);

WHEREAS, the Loan Parties have requested that the Agent and the Majority Lenders (a) waive the Specified Events of Default, effective as of and from the Amendment Effective Date and (b) further amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party to this Agreement (constituting the Majority Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to (a) waive the Specified Events of Default and (b) further amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.              Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lenders party to this Amendment, constituting the

Majority Lenders, and the Agent waive the Specified Events of Default; provided, however, that the waiver set forth in this Section 1 shall not excuse any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2.              Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment Effective Date and subject the satisfaction (or due waiver by the Agent) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a)           Amendments to Article VII (Negative Covenants)

(i)            Clause (a)(x)(1) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended by replacing “$1,500,000” in such clause with “3,500,000”.

(ii)           Clause (a)(x)(2) of Section 7.4 (Restricted Payments) of the Credit Agreement is hereby amended by replacing “$2,500,000” in such clause with “7,000,000”.

Section 3.              Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective on the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Agent:

(a)           Certain Documents.  The Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Agent), in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

(i)            this Amendment, duly executed by each Loan Party, the Agent and Lenders constituting Majority Lenders; and

(ii)           such additional documentation as the Agent may reasonably require;

(b)           Corporate and Other Proceedings.  All corporate, limited liability company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Agent and each Lender;

(c)           Representations and Warranties.  Each of the representations and warranties set forth in Section 4 (Representations and Warranties) hereof shall be true and correct on each date set forth in such Section 4; and

(d)           Fees and Expenses Paid.  The Loan Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof and all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Section 4.              Representations and Warranties

On and as of the Amendment Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants, as to itself and each of its Subsidiaries, to the Agent and each Lender as follows:

(a)           Authorization; No Conflict.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate, limited liability company, partnership or other action on the part of such Loan Party and such Subsidiaries, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents);

(b)           Permits.  All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect;

(c)           Due Execution; Enforceability.  This Amendment has been duly executed and delivered by each Loan Party and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(d)           No Litigation.  There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby;

(e)           No Material Adverse Effect.  None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will result in a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not adversely affect the Liens of any Collateral Document;

(f)            Related Documents.  No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the other Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the other Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby;

(g)           Representations and Warranties.  Each of the representations and warranties contained in any Loan Document are true and correct on and as of the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties are true and correct as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(h)           Events of Default.  No Default or Event of Default has occurred and is continuing (except for those Specified Events of Default duly waived hereby).

Section 5.              Fees and Expenses

The Loan Parties jointly and severally agree to pay on demand in accordance with the terms of Section 10.4(a) (Costs and Expenses) of the Credit Agreement all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Agent with respect thereto and all other Loan Documents).

Section 6.              Reference to the Effect on the Loan Documents

(a)           As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)           This Amendment is a Loan Document.

Section 7.              Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8.              Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.              Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York (without giving effect to any conflict of law provision to the extent such provision would require the application of any law other than that of the State of New York).

Section 10.            Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parentheses to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11.            Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12.            Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any Person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any Person.

Section 13.            Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14.            Waiver of Jury Trial

EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY ISSUER, ANY LENDER OR ANY LOAN PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.  WITH RESPECT TO THIS AMENDMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

EURAMAX INTERNATIONAL, INC.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Chief Executive Officer

EURAMAX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX INTERNATIONAL LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX EUROPEAN HOLDINGS LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX CONTINENTAL LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EURAMAX INTERNATIONAL INC.'S CREDIT AGREEMENT]

EURAMAX EUROPEAN HOLDINGS B.V.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX EUROPE LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX NETHERLANDS B.V.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX HOLDINGS LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX EUROPE B.V.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

ELLBEE LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EURAMAX INTERNATIONAL INC.'S CREDIT AGREEMENT]

EURAMAX COATED PRODUCTS LIMITED

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

EURAMAX COATED PRODUCTS B.V.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Managing Director

AMERIMAX HOLDINGS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX LAMINATED PRODUCTS, INC.

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Chief Executive Officer

FABRAL HOLDINGS, INC.
(f/k/a Gentek Holdings, Inc.)
FABRAL, INC.
(f/k/a Gentek Building Products, Inc.)

By:	/s/ J. David Smith
	Name:	J. David Smith
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EURAMAX INTERNATIONAL INC.'S CREDIT AGREEMENT]

BNP		PARIBAS,
as the Agent, the Issuer, the Swing Loan Lender and a Lender

By:	/s/ Cecile Scherer
	Name:	CECILE SCHERER
	Title:	Director Merchant Banking Group

By:	/s/ Mark Darrel
	Name:	MARK DARREL
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EURAMAX INTERNATIONAL INC.'S CREDIT AGREEMENT]

FLEET NATIONAL BANK, N.A.,
as a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

SUNTRUST BANK, ATLANTA,
as a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dan Shaw
	Name:	Dan Shaw
	Title:	Vice President

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EURAMAX INTERNATIONAL INC.'S CREDIT AGREEMENT]